SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2011

SYNALLOY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	Physical Address: 775 Spartan Blvd., Suite 102, Pointe West Building, Spartanburg, SC 29301; Mailing Address: P.O. Box 5627, Spartanburg, SC	29304
	(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (864) 585-3605

INAPPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	Submission of Matters to a Vote of Security Holders

A.	The Annual Meeting of Shareholders was held Thursday, April 28, 2011 in Spartanburg, South Carolina.

B.	Proposal #1: Election of Directors: The following individuals were elected as directors at the Annual Meeting.

Name	Votes For	Votes Withheld
Sibyl N. Fishburn	3,251,752	647,620
James G. Lane, Jr.	3,507,780	391,592
Carroll D. Vinson	3,477,523	421,849
Murray H. Wright	3,530,565	368,807
Craig C. Bram	3,539,233	360,139
Jeffrey Kaczka	3,590,231	309,141

C.	Proposal #2: To Approve the 2011 Long-Term Incentive Stock Option Plan. The Plan was approved by the following vote:

For	Against	Abstain
3,083,214	798,217	17,941

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ RICHARD D. SIERADZKI
Richard D. Sieradzki
Chief Financial Officer and Principal Accounting Officer

Dated: May 2, 2011